EXHIBIT 99.1

FORM OF FNF PROXY CARD

FIDELITY NATIONAL FINANCIAL, INC.
601 Riverside Avenue, Jacksonville, Florida 32204

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints                and                , or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated below, all shares of common stock of Fidelity National Financial, Inc. held of record by the undersigned on                , 2003 at the Annual Meeting of Stockholders to be held on                , 2003, or any adjournment thereof, at 10:00 a.m. Eastern Time at,                          , Jacksonville, Florida.

IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE COMPANY NOMINEES AND FOR ALL PROPOSALS.

FOLD AND DETACH HERE

PROXY BY MAIL

Please mark your vote like this	☒

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD                     , 2003.

1.     To approve an amendment to the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 150,000,000 to 250,000,000.

☐	☐	☐
FOR	AGAINST	ABSTAIN

2.     To elect to the Board of Directors.

☐	FOR all nominees listed below (except as marked to the contrary below)	☐	WITHHOLD AUTHORITY to vote for all nominees listed below

01 Daniel D. (Ron) Lane, 02 J. Thomas Talbot, 03 John F. Farrell, Jr., 04 Philip G. Heasley and 05 Terry N. Christensen

(INSTRUCTION: To withhold authority to vote for any individual nominee strike a line through the nominee’s name above)

IF YOU WISH TO VOTE ELECTRONICALLY PLEASE READ THE INSTRUCTIONS BELOW

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE
MANNER DIRECTED HEREIN BY THE STOCKHOLDER.

Please return promptly in the enclosed envelope which requires no postage if mailed in the U.S.A.

COMPANY NUMBER:
PROXY NUMBER:
ACCOUNT NUMBER:

Signature	Signature	Date

Please date and sign exactly as the name appears on this proxy. When shares are held by more than one owner, all should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or authorized officer. If a partnership, please sign in partnership name by authorized person.

FOLD AND DETACH HERE AND READ THE REVERSE SIDE

FIDELITY NATIONAL FINANCIAL, INC.

•	You can now vote your shares electronically through the Internet or the telephone.

•	This eliminates the need to return the proxy card.

•	Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.

TO VOTE YOUR PROXY BY INTERNET
www.morrowco.com

Have your proxy card in hand when you access the above website. You will be prompted to enter the company number, proxy number and account number to create an electronic ballot. Follow the prompts to vote your shares.

TO VOTE YOUR PROXY BY MAIL

Mark, sign and date your proxy card above, detach it and return it in the postage-paid envelope provided.

TO VOTE YOUR PROXY BY PHONE
1-800        -

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter the company number, proxy number and account number. Follow the voting instructions to vote your shares.

PLEASE DO NOT RETURN THE ABOVE CARD IF VOTED
ELECTRONICALLY

PROXY

FIDELITY NATIONAL FINANCIAL, INC.
601 Riverside Avenue, Jacksonville, Florida 32204

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints                and                , or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated below, all shares of common stock of Fidelity National Financial, Inc. (the “Company”) held of record by the undersigned on                , 2003 at the Annual Meeting of Stockholders to be held on                , 2003, or any adjournment thereof, at 10:00 a.m. Eastern Time at                          , Jacksonville, Florida.

     This instruction and proxy card is also solicited by the Board of Directors of the Company for use at the Annual Meeting of Stockholders on                , 2003 at 10:00 a.m., Eastern daylight time from persons who participate in either (1) the Fidelity National Financial 401(k) Profit Sharing Plan (the “401(k) Plan”), or (2) the Fidelity National Financial Employee Stock Purchase Plan (the “ESPP”), or (3) both the 401(k) Plan and the ESPP.

     By signing this instruction and proxy card, the undersigned hereby instructs Wells Fargo Bank Minnesota, N.A., Trustee for the 401(k) Plan and the ESPP, to exercise the voting rights relating to any shares of common stock of the Company allocable to his or her account(s) as of                , 2003. For shares voted by mail, this instruction and proxy card is to be returned to the tabulation agent (c/o Proxy Services, P.O. Box 9141, Farmingdale, NY 11735) by                , 2003. For shares voted by phone or internet, the deadline is 11:59 PM on                , 2003. For the 401(k) Plan, the Trustee will tabulate the votes received from all participants received by the deadline and will determine the ratio of votes for and against each item. The Trustee will then vote all shares held in the 401(k) Plan according to these ratios. For the ESPP, the Trustee will vote only those shares that are properly voted by ESPP participants.

FOLD AND DETACH HERE

PROXY BY MAIL

Please mark your vote like this	☒

1.     To approve an amendment to the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 150,000,000 to 250,000,000.

☐	☐	☐
FOR	AGAINST	ABSTAIN

2.     To elect to the Board of Directors.

☐	FOR all nominees listed below (except as marked to the contrary below)	☐	WITHHOLD AUTHORITY to vote for all nominees listed below

01 Daniel D. (Ron) Lane, 02 J. Thomas Talbot, 03 John F. Farrell, Jr., 04 Philip G. Heasley and 05 Terry N. Christensen

(INSTRUCTION: To withhold authority to vote for any individual nominee strike a line through the nominee’s name above)

IF YOU WISH TO VOTE ELECTRONICALLY PLEASE READ THE INSTRUCTIONS BELOW

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE
MANNER DIRECTED HEREIN BY THE STOCKHOLDER.

Please return promptly in the enclosed envelope which requires no postage if mailed in the U.S.A.

Signature	Signature	Date

Please date and sign exactly as the name appears on this proxy. When shares are held by more than one owner, all should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or authorized officer. If a partnership, please sign in partnership name by authorized person.

FOLD AND DETACH HERE AND READ THE REVERSE SIDE

FIDELITY NATIONAL FINANCIAL, INC.

•	You can now vote your shares electronically through the Internet or the telephone.

•	This eliminates the need to return the proxy card.

•	Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.

TO VOTE YOUR PROXY BY INTERNET
www.morrowco.com

Have your proxy card in hand when you access the above website. You will be prompted to enter the company number, proxy number and account number to create an electronic ballot. Follow the prompts to vote your shares.

TO VOTE YOUR PROXY BY MAIL

Mark, sign and date your proxy card above, detach it and return it in the postage-paid envelope provided.

TO VOTE YOUR PROXY BY PHONE
1-800-        -

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter the company number, proxy number and account number. Follow the voting instructions to vote your shares.

PLEASE DO NOT RETURN THE ABOVE CARD IF VOTED
ELECTRONICALLY